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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 26, 2007

                                ---------------

                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                                ---------------



       Cayman Islands                    001-16855                98-0362785
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                   P.O. Box HM 2939
    Crown House, Second Floor, 4 Par-la-Ville Road
                    Hamilton HM12
                       Bermuda                                        N/A
       (Address of Principal Executive Offices)                    (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


     Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     On September 12, 2007, Scottish Re Group Limited (the "Company") received correspondence from the Securities and Exchange Commission (the "SEC") providing several comments to the Company's: (i) Form 10-K for the fiscal year ended December 31, 2006, which was filed on March 1, 2007, (ii) Amended Form 10-K for the Fiscal Year ended December 31, 2006, which was filed on April 26, 2007, and
(iii) Form 10-Q for the quarter ended June 30, 2007, which was filed on August 14, 2007. The Company continues to communicate with the SEC and to conduct the review necessary to respond appropriately to all of the comments in the SEC's letter.

     In conducting the review necessary to respond to one of the comments in the SEC's letter, the Company, with the concurrence of its independent registered public accounting firm Ernst & Young LLP, determined on September 26, 2007 to restate basic earnings per ordinary share and diluted earnings per ordinary share for the three months and six months ended June 30, 2007, as reported in its Form 10-Q for such period, which was filed on August 14, 2007, and, therefore, that the calculation of earnings per share for such periods should no longer be relied upon. The requirement to restate the Company's reported basic earnings per ordinary share and diluted earnings per ordinary share arose from the Company's failure to deduct $120.8 million attributable to the beneficial conversion feature of the Convertible Cumulative Participating Preferred Shares issued on May 7, 2007 in calculating net loss available to ordinary shareholders for the purposes of earnings per share, in accordance with EITF Topic D-98. This deduction is a one time non-cash deemed dividend as a result of the Company's election to accrete the $120.8 million immediately and does not have an effect on net income, comprehensive income or cash flows for the three months and six months ended June 30, 2007, nor does it have an impact on total shareholders' equity as of June 30, 2007. The impact of this change is a reduction in basic income per ordinary share of $1.46 to a basic loss per ordinary share of $(0.30) for the three months ended June 30, 2007, and a reduction in basic income per ordinary share of $0.98 to a basic loss per ordinary share of $(0.84) for the six months ended June 30, 2007. The impact on diluted income per ordinary share is a reduction of $0.63 to a diluted loss per ordinary share of $(0.30) for the three months ended June 30, 2007, and a reduction in diluted income per ordinary share of $0.58 to a diluted loss per ordinary share of $(0.84) for the six months ended June 30, 2007.

     On September 26, 2007, the Company's executive management and Ernst & Young LLP met with the Audit Committee of the Company's Board of Directors to discuss the foregoing matters and after discussion, the Audit Committee concurred with the conclusion of Company management.

     The Company intends to file an amended Form 10-Q for the quarter ended June 30, 2007 in which the current "Note 5. Earnings per ordinary share" will be removed and replaced by the following:


5.   Earnings per ordinary share (restated)

     The following table sets forth the computation of basic and diluted earnings per ordinary share under the two-class method as required under SFAS Statement No. 128


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


("SFAS No. 128"), "Earnings Per Share" and EITF No. 03-06, "Participating Securities and the Two-Class Method under FASB Statement No. 128." Subsequent to the issue of the Form 10Q for the period ended June 30, 2007 the Company determined that in accordance with EITF Topic D-98, the non-cash beneficial conversion feature recorded on issue of the Convertible Cumulative Participating Preferred Shares amounting to $120.8 million is to be treated as a deemed dividend and deducted from income available to ordinary shareholders for the purposes of calculating earnings per share. Accordingly, we have included this deemed dividend in our calculation of income available to ordinary shareholders and restated our calculations of earnings per share in the table below. The non-cash deemed dividend did not have an effect on net income or cash flows for the six months ended June 30, 2007 nor did it have an impact on total shareholders' equity as of that date.

         Basic earnings per share is computed based on the weighted average number of ordinary shares outstanding and assumes an allocation of net income to Convertible Cumulative Participating Preferred Shares for the period or portion of the period that this security is outstanding. Losses are not allocated to Convertible Cumulative Participating Preferred Shares which have no contractual obligation to share in the losses of the Company. Under the provisions of SFAS No. 128, basic earnings per share are computed by dividing the net income available to ordinary shareholders by the weighted average number of shares of our ordinary shares outstanding for the period. Diluted earnings per share is calculated based on the weighted average number of shares of ordinary shares outstanding plus the diluted effect of potential ordinary shares, if any. Dilutive earnings per share exclude the effect of options and warrants or conversion of convertible securities because the effect is anti-dilutive.

                                                                   Three months ended                 Six months ended
-----------------------------------------------------------------------------------------------------------------------------
                                                              June 30,         June 30,        June 30,          June 30,
                                                                2007             2006            2007              2006
Numerator:
Net income (loss)....................................      $     102,690   $     (121,590)  $      69,478   $      (107,741)
Dividend declared on non-cumulative
  perpetual preferred shares.........................             (2,265)          (2,265)         (4,531)           (4,531)
Deemed dividend on beneficial conversion
  feature                                                       (120,750)               -        (120,750)                -
Imputed dividend on prepaid variable share
  forward contract ..................................                  -              (72)              -               (72)

Net loss applicable to ordinary shareholders
  (restated)                                               $     (20,325)  $     (123,927)  $     (55,803)  $      (112,344)

Denominator:
                                                          --------------- ---------------- --------------- -----------------
Denominator for basic and diluted loss per
  ordinary share - weighted average number of
  ordinary shares....................................         68,195,614       53,720,242      66,204,855        53,578,152
                                                          =============== ================ =============== =================
Basic loss per ordinary share (restated).............      $       (0.30)  $        (2.31)  $       (0.84)  $         (2.10)
Diluted loss per ordinary share (restated)...........      $       (0.30)  $        (2.31)  $       (0.84)  $         (2.10)
                                                          =============== ================ =============== =================



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


     The remaining comments in the SEC's letter predominately relate to disclosure matters the Company believes will not result in material changes, if any, to previously reported net income or shareholders' equity. The Company has not yet responded to the SEC's letter and therefore, notwithstanding the foregoing, cannot provide any guarantee the SEC will concur with the Company's approach to responding to any of the SEC's comments.


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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    SCOTTISH RE GROUP LIMITED


                                    By:   /s/ Paul Goldean
                                          ---------------------------------
                                          Paul Goldean
                                          Chief Administrative Officer



Dated:  September 28, 2007







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